Exhibit 10(g)


                                AWARD CERTIFICATE

                          Performance Stock Units Award

                           This certifies that [name]

           is granted an Award of **[number]* Performance Stock Units, representing the opportunity to earn shares of Common Stock, no par value, of Darden Restaurants, Inc., a Florida corporation, on the dates and in the amounts set forth in the attached Performance Stock Units Award Agreement.

      Interim Grant                               Yes ____   No _____

        Annual Performance Period              Annual Performance Stock Units
          Fiscal 20__
          Fiscal 20__
          Fiscal 20__
          Fiscal 20__
          Fiscal 20__

      Social Security Number:
      Grant Date:                                  ______________ , 200_

      Awarded (subject to forfeiture)
      subject to the Darden Restaurants, Inc.
      Management and Professional Incentive         Yes ____   No _____
      Plan:


 This Performance Stock Units Award is governed by, and subject in all respects to, the terms and conditions of the Performance Stock Units Award Agreement, a copy of which is attached to and made a part of this document, and the Darden Restaurants, Inc. 2002 Stock Incentive Plan, a copy of which is available upon request. This Award Certificate has been duly executed, by manual or facsimile signature, on behalf of Darden Restaurants, Inc.


 [signature]                                                    [signature]

 Chairman of the Board    DARDEN RESTAURANTS, INC.     Senior Vice President
Chief Executive Officer                            General Counsel and Secretary



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                            DARDEN RESTAURANTS, INC.
                            2002 STOCK INCENTIVE PLAN

                     PERFORMANCE STOCK UNITS AWARD AGREEMENT


     This Performance Stock Units Award Agreement is between Darden Restaurants, Inc., a Florida corporation (the "Company"), and you, the person named in the attached Award Certificate who is an employee of the Company or one of its Affiliates. This Agreement is effective as of the date of grant set forth in the attached Award Certificate (the "Grant Date").

     The Company wishes to award to you Performance Stock Units representing the opportunity to earn shares of the Company's Common Stock, no par value (the "Common Stock"), subject to the terms and conditions set forth in this Agreement, in order to carry out the purpose of the Company's 2002 Stock Incentive Plan (the "Plan").

     Accordingly, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and you hereby agree as follows:

     1. Award of Performance Stock Units.

     The Company hereby grants to you, effective as of the Grant Date, an Award of Performance Stock Units for that number of Units set forth in the attached Award Certificate (the "Performance Stock Units"), on the terms and conditions set forth in this Agreement and the Award Certificate and in accordance with the terms of the Plan.

     2. Rights with Respect to the Performance Stock Units.

     (a) The Performance Stock Units granted pursuant to the attached Award Certificate and this Agreement do not and shall not give you any of the rights and privileges of a shareholder of Common Stock. Your rights with respect to the Performance Stock Units shall remain forfeitable at all times prior to the date or dates on which such rights become vested, and the restrictions with respect to the Performance Stock Units lapse, in accordance with Section 3, 4 or 5 hereof.

     (b) As long as you hold Performance Stock Units granted pursuant to the attached Award Certificate and this Agreement, the Company shall make a cash payment to you, on each date that the Company pays a cash dividend to holders of Common Stock generally, in the amount equal to the dollar amount of the cash dividend paid per share of Common Stock on such date multiplied by the number of Annual Performance Stock Units (as defined below) relating to any Annual Performance Period (as defined below) for which a determination as to vesting or forfeiture has not yet occurred pursuant to the terms of this Agreement, less any tax withholding amount applicable to such payment.

     3. Vesting.

     (a) Subject to the terms and conditions of this Agreement, the Performance Stock Units shall vest, and the restrictions with respect to the Performance Stock Units shall lapse, on

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the date or dates and in the amount or amounts  set forth in this  Agreement  if you remain continuously employed by the Company or an Affiliate of the Company until the respective vesting dates.

     (b) Twenty percent (20%) of the total number of Performance Stock Units set forth in the attached Award Certificate (the "Annual Performance Stock Units") shall be targeted for vesting following the end of each of the first five fiscal years ending after the Grant Date (the "Annual Performance Periods"); provided, however, that if the Award Certificate attached to this Performance Stock Units Award Agreement states that this Performance Stock Units Award is an Interim Grant, then the number of Annual Performance Stock Units for the first Annual Performance Period shall be zero and the number of Annual Performance Stock Units for each of the second, third, fourth and fifth Annual Performance Periods shall be twenty-five percent (25%) of the total number of Performance Stock Units set forth in the attached Award Certificate. The number of Annual Performance Stock Units for each Annual Performance Period is set forth in the attached Award Certificate. The number of Annual Performance Stock Units for any Annual Performance Period shall not be increased or decreased as a result of the number of Annual Performance Stock Units that vested or were forfeited for any prior Annual Performance Period.

     (c) The number of Annual Performance Stock Units that vest, if any, following the end of the applicable Annual Performance Period shall be determined by multiplying the Annual Performance Stock Units for such Annual Performance Period by the Vesting Percentage, calculated as set forth in Exhibit A to this Agreement, and may range from zero to one hundred fifty percent (150%) of the Annual Performance Stock Units.

     (d) The calculations under this Section 3 shall be made on or before the June 30 immediately following the end of the applicable Annual Performance Period and any vesting resulting from such calculations shall be effective as of that June 30. Any Annual Performance Stock Units that do not vest following the end of such Annual Performance Period pursuant to the terms of this Section 3 shall be immediately and irrevocably forfeited, including the right to receive cash payments pursuant to Section 2(b) hereof, as of that June 30.

(e) The Committee administering the Plan shall have the authority to make any determinations regarding questions arising from the application of the provisions of this Section 3, which determination shall be final, conclusive and binding on you and the Company.

     4. Change of Control.

     Notwithstanding the vesting provisions contained in Section 3 above, but subject to the other terms and conditions of this Agreement, upon the occurrence of a Change of Control (as defined below) you shall become immediately and unconditionally vested in all Annual Performance Stock Units relating to any Annual Performance Period for which a determination as to vesting or forfeiture has not yet occurred pursuant to the terms of this Agreement, and the restrictions with respect to all such Annual Performance Stock Units shall lapse. For purposes of this Agreement, "Change of Control" shall mean any of the following events:

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     (a) any person  (including  a group as defined in Section  13(d)(3)  of the
Securities Exchange Act of 1934, as amended) becomes, directly or indirectly, the beneficial owner of 20% or more of the shares of the Company entitled to vote for the election of directors;

     (b) as a result of or in connection with any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company just prior to such event cease to constitute a majority of the Company's Board of Directors; or

     (c) the consummation of a transaction in which the Company ceases to be an independent publicly-owned corporation or the consummation of a sale or other disposition of all or substantially all of the assets of the Company.

     5. Early Vesting; Forfeiture.

     (a) If you cease to be employed by the Company or an Affiliate of the Company prior to the vesting or forfeiture of all Annual Performance Stock Units pursuant to Section 3 or 4 hereof, your rights to all of the Annual Performance Stock Units relating to any Annual Performance Period for which a determination as to vesting or forfeiture has not yet occurred pursuant to the terms of this Agreement shall be immediately and irrevocably forfeited, including the right to receive cash payments pursuant to Section 2(b) hereof, except that:

          (i) if you retire on or after age 65 with five years of service with the Company or an Affiliate of the Company ("Normal Retirement") prior to the vesting or forfeiture of all Annual Performance Stock Units pursuant to
     Section 3 or 4 hereof, you shall become immediately and unconditionally vested in all of the Annual Performance Stock Units relating to any Annual Performance Period for which a determination as to vesting or forfeiture has not yet occurred pursuant to the terms of this Agreement, and the restrictions with respect to all such Annual Performance Stock Units shall lapse, on the date of your Normal Retirement; or

          (ii) if you die prior to the vesting or forfeiture of all Annual Performance Stock Units pursuant to Section 3 or 4 hereof, you shall become immediately and unconditionally vested in all of the Annual Performance Stock Units relating to any Annual Performance Period for which a determination as to vesting or forfeiture has not yet occurred pursuant to the terms of this Agreement, and the restrictions with respect to all such Annual Performance Stock Units shall lapse, on the date of your death. No transfer by will or the applicable laws of descent and distribution of any Performance Stock Units which vest by reason of your death shall be effective to bind the Company unless the Committee administering the Plan shall have been furnished with written notice of such transfer and a copy of the will or such other evidence as the Committee may deem necessary to establish the validity of the transfer.

     (b) If the Award Certificate attached to this Performance Stock Units Award Agreement states that this Performance Stock Units Award has been awarded subject to the Darden Restaurants, Inc. Management and Professional Incentive Plan (the "MIP"), then this Performance Stock Units Award shall be cancelled, forfeited and returned to the Company unless

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

all of the requirements set forth in the MIP for the year to which the grant of this Performance Stock Units Award relates are satisfied.

     6. Restriction on Transfer.

     None of the Performance Stock Units may be sold, assigned, transferred, pledged, attached or otherwise encumbered, and no attempt to transfer the Performance Stock Units, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to the Performance Stock Units.

     7. Payment of Performance Stock Units; Issuance of Common Stock.

     No shares of Common Stock shall be issued to you prior to the date on which the applicable Performance Stock Units vest in accordance with the terms and conditions of the attached Award Certificate and this Agreement. After any Performance Stock Units vest pursuant to Section 3, 4 or 5 hereof, the Company shall promptly cause to be issued in your name one share of Common Stock for each vested Performance Stock Unit. Following payment of the applicable withholding taxes pursuant to Section 9 hereof, the Company shall promptly cause the shares of Common Stock (less any shares withheld to pay taxes) to be delivered, either by book-entry registration or in the form of a certificate or certificates, registered in your name or in the names of your legal representatives, beneficiaries or heirs, as the case may be; provided, however, that any distribution to any "specified employee" (as determined in accordance with Section 409A of the Code) on account of a separation from service shall be made as soon as practicable after the first day of the calendar month which occurs six calendar months after such separation from service, but in no event later than the 15th day of the third month following the calendar year in which the end of such six-month period occurs. The Company will not deliver any fractional share of Common Stock but will pay, in lieu thereof, the Fair Market Value of such fractional share of Common Stock.

     8. Adjustments.

     In the event that the Committee administering the Plan shall determine that any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company or other similar corporate transaction or event affects the Common Stock such that an adjustment of the Performance Stock Units is determined by the Committee administering the Plan to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the attached Award Certificate and this Agreement, then the Committee shall, in such manner as it may deem equitable, in its sole discretion, adjust any or all of the number and type of shares subject to the Performance Stock Units.

     9. Taxes.

     (a) You acknowledge that you will consult with your personal tax advisor regarding the income tax consequences of the grant of the Performance Stock Units, the receipt of cash

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

payments pursuant to Section 2(b) hereof, the vesting of the Performance Stock Units and the receipt of shares of Common Stock, and any other matters related to this Agreement. In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are your sole and absolute responsibility, are withheld or collected from you.

     (b) In accordance with the terms of the Plan, and such rules as may be adopted by the Committee administering the Plan, you may elect to satisfy any applicable tax withholding obligations arising from the vesting of the Performance Stock Units and the corresponding receipt of shares of Common Stock by (i) delivering cash (including check, draft, money order or wire transfer made payable to the order of the Company), (ii) having the Company withhold a portion of the shares of Common Stock otherwise to be delivered having a Fair Market Value equal to the amount of such taxes, or (iii) delivering to the Company shares of Common Stock having a Fair Market Value equal to the amount of such taxes. The Company will not deliver any fractional share of Common Stock but will pay, in lieu thereof, the Fair Market Value of such fractional share of Common Stock. Your election must be made on or before the date that the amount of tax to be withheld is determined.

     10. General Provisions.

     (a) Interpretations. This Agreement is subject in all respects to the terms of the Plan. A copy of the Plan is available upon your request. Terms used herein which are defined in the Plan shall have the respective meanings given to such terms in the Plan, unless otherwise defined herein. In the event that any provision of this Agreement is inconsistent with the terms of the Plan, the terms of the Plan shall govern. Any question of administration or interpretation arising under this Agreement shall be determined by the Committee administering the Plan, and such determination shall be final, conclusive and binding upon all parties in interest.

     (b) No Right to Employment. Nothing in this Agreement or the Plan shall be construed as giving you the right to be retained as an employee of the Company or any Affiliate of the Company. In addition, the Company or an Affiliate of the Company may at any time dismiss you from employment, free from any liability or any claim under this Agreement, unless otherwise expressly provided in this Agreement.

     (c) Reservation of Shares. The Company shall at all times prior to the vesting of the Performance Stock Units reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.

     (d) Securities Matters. The Company shall not be required to deliver any shares of Common Stock until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

     (e) Headings. Headings are given to the sections and subsections of this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way

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material or relevant to the construction or  interpretation of this Agreement or any provision hereof.

     (f) Governing Law. The internal law, and not the law of conflicts, of the State of Florida will govern all questions concerning the validity, construction and effect of this Agreement.

     (g) Notices. You should send all written notices regarding this Agreement or the Plan to the Company at the following address:

                           Darden Restaurants, Inc.
                           Supervisor, Stock Compensation Plans
                           5900 Lake Ellenor Drive
                           Orlando, FL  32809

     (h) Award Certificate. This Performance Stock Units Award Agreement is attached to and made a part of an Award Certificate and shall have no force or effect unless such Award Certificate is duly executed and delivered by the Company to you.

                                 * * * * * * * *









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                                                                       Exhibit A

                       VESTING OF PERFORMANCE STOCK UNITS

The number of Annual Performance Stock Units that shall vest, if any, following the end of the applicable Annual Performance Period shall be determined by multiplying the number of Annual Performance Stock Units for such Annual
Performance Period by the "Vesting Percentage," as determined below, provided that the maximum Vesting Percentage for any Annual Performance Period shall be 150% of the Annual Performance Stock Units.


     Vesting Percentage = 5 x (Total Annual Sales Growth x Sales Multiple x ROGI Multiple)

"Total Annual Sales Growth" shall be as determined by the Company.

The "Sales Multiple" shall be determined as follows:

         --------------------------------------- ---------------------------
               Total Annual Sales Growth*                 Sales Multiple
         --------------------------------------- ---------------------------
                 Less than 4.00%                              0
         --------------------------------------- ---------------------------
                 4.00% to 6.99%                              2.00
         --------------------------------------- ---------------------------
                 7.00% to 7.99%                              2.25
         --------------------------------------- ---------------------------
                 8.00% to 8.99%                              2.50
         --------------------------------------- ---------------------------
                 9.00% to 9.99%                              2.75
         --------------------------------------- ---------------------------
                 10.00% or Greater                           3.00
         -------------------------------------------------------------------
         *For the fiscal years ending May 27, 2007 and May 25, 2008, Total Annual Sales Growth shall be increased by 1.30%
         -------------------------------------------------------------------

The "ROGI Multiple" shall be determined as follows:

         -------------------------------------------------------------------
              ROGI in Excess of ROGI Hurdle*              ROGI Multiple
         --------------------------------------- ---------------------------
                -1.00% or Less                               0.75
         --------------------------------------- ---------------------------
                -0.99% to 0.99%                              1.00
         --------------------------------------- ---------------------------
                1.00% or Greater                             1.25
         -------------------------------------------------------------------
         *For the fiscal years ending May 27, 2007 and May 25, 2008, ROGI shall be compared to plan.
         -------------------------------------------------------------------

"ROGI" is the return on gross investment for new and relocated restaurants, as determined by the Company. The "ROGI Hurdle" is the hurdle rate for ROGI set each year by the Company. The ROGI Multiple shall automatically be set at 1.00 for any fiscal year if total sales for new and relocated restaurants that reached their eighteen-month anniversary during such fiscal year are less than 1% of the Company's total sales for such fiscal year, as determined by the Company.

The Vesting Percentage shall be rounded to the nearest 1.0%, with .5% being rounded up. The number of Annual Performance Stock Units that vest pursuant to the Vesting Percentage shall be rounded to the nearest whole number, with .5 being rounded up.





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